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              EXHIBIT 10.33 AMENDED AND RESTATED PROMISSORY NOTE















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                                                 Allied Loan No. ______________

                             AMENDED AND RESTATED
                                PROMISSORY NOTE

$1,850,000.00                                            As of December 1, 1998

     FOR VALUE RECEIVED the undersigned, ARLINGTON SQUARE LIMITED PARTNERSHIP, a Virginia limited partnership ("Maker"), absolutely and unconditionally promises to pay to the order of ALLIED CAPITAL CORPORATION, a Maryland corporation and successor in interest to Allied Capital Commercial Corporation, its successors and assigns ("Lender"), the principal sum of One Million Eight Hundred Fifty Thousand and No/100 Dollars ($1,850,000.00), plus interest on the principal balance at the rate set forth herein, at Lender's offices or such other place as Lender may designate in writing.

       1. AMENDMENT AND RESTATEMENT: This Amended and Restated Promissory Note (this "Note") constitutes a complete amendment and restatement of that certain Promissory Note dated November 27, 1997, as modified by Allonge and Modification to Promissory Note dated April 23, 1998 (the "Original Note"), and is subject to the terms of a Loan Agreement by and among Maker, Lender, and certain others dated November 20, 1997 (the "Loan Agreement"). Lender is entitled to the benefits of the Loan Agreement and all of the exhibits thereto, and reference is made thereto for a more particular description of all rights and remedies thereunder. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Loan Agreement. All Maker's obligation pursuant to the Original Note are superseded in their entirety by this Note.

       2. PAYMENTS:

          (a) INTEREST RATE. From the date hereof, interest shall accrue on the unpaid principal hereunder at the annual rate of seven and one-half percent (7 1/2%).

          (b) MONTHLY PAYMENTS OF PRINCIPAL INTEREST. Commencing on January 1, 1999, and continuing on the first day of each successive month thereafter, consecutive monthly payment of principal and interest shall be due in the respective monthly amounts set forth in the amortization schedule attached hereto. (c) MATURITY. If not sooner repaid or accelerated pursuant to the terms hereof, this Note shall mature on June 1, 2008 ("Maturity Date") at which time the entire principal balance of this Note, plus all accrued and unpaid interest due thereon and other sums due hereunder shall be due and payable in full.

          (d) COMPUTATION OF INTEREST. Interest due hereunder shall be computed on the per annum basis of a 360-day year, for the actual number of days (including the first day but excluding the last day) elapsed. Upon the occurrence of any Event of Default (as defined in the Loan Agreement), this Note shall bear interest during the pendency of such


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Event of Default at a rate of interest equal to the lesser of (i) the
Interest Rate plus three percent (3%) per annum or (ii) the maximum non-usurious rate allowed from time to time by applicable law (the "Default Rate").

          (e) LATE CHARGE. In the event that any payment of principal or interest is not actually received by the holder within three (3) Business Days of the date such payment is due Maker agrees to pay a late charge equal to ten percent (10%) of the total amount of the delinquent installment.

          (f) OTHER PAYMENT PROVISIONS. Maker shall make each payment hereunder not later than 4:00 P.M. (Eastern time) on the day when due, without offset, in lawful money of the United States of America to Lender or its agent, designee or assignee at P.O. Box 630796, Baltimore, Maryland
21263-0796 or pursuant to a wire transfer to Lender's designated bank account, or at such other place as Lender or its agent, designee or assignee may from time to time designate in writing. All payments will be applied first to costs and fees owing hereunder, second to the payment of accrued interest and the balance to the payment of principal. If the date for any payment or prepayment hereunder falls on a day which is not a business day, then for all purposes of this Note the same shall be deemed to have fallen on the next following business day, and such extension of time shall in such case be included in the computation of payments of interest.

          (g) PREPAYMENT. This Note may be prepaid, in whole or in part, at any time without premium or penalty. Any partial prepayments shall not relieve Market of the obligation to pay periodic installments of principal and/or interest hereunder as and when the same would otherwise fall due.

       3. COLLATERAL: This Note is secured, in part, by that certain Deed of Trust and Security Agreement "B" dated November 20, 1997 and recorded in Book 2860 at Page 1530 in the Office of the Clerk of the Circuit Court of Arlington County, Virginia, as amended by a First Modification to Deed of Trust and Security Agreement "B" dated as of November 24, 1998 and recorded in the Deed Book 2941 at Page 2132 of said land records and as further amended by a certain Second Modification to Deed of Trust and Security Agreement "B" dated December 31, 1999 (collectively, the "Deed of Trust").

       4. GUARANTY: This Note is guaranteed by The Washington Corporation, Arlington Square, Inc., William N. Demas, John D. Wolf, Jonathan C. Kinney and Barbara A. Kinney (as tenants by the entirety), David B. Kinney, and K-F Associates L.C. (collectively, the "Guarantors") pursuant to the terms of those separate Guarantees dated as of November 24, 1998 wherein the Guarantors jointly and severally guaranteed the due and punctual payment of the Guaranteed Obligations (as defined therein).

       5.  [Intentionally Omitted.]

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      6. JOINT AND SEVERAL LIABILITY: If more than one party signs this instrument, then all the undersigned shall be jointly and severally liable hereunder.

      7. DEFAULT AND ACCELERATION:

         (i) ACCELERATION: Upon Maker's failure to pay any payment of principal and/or interest due Lender which continues for three (3) days after written notice from Lender to Maker or the occurrence of any other Event of Default (other than specified in Section 9.1 (a) of the Loan Agreement), the entire principal balance hereof and all accrued and unpaid interest thereon shall at once become due and payable in full, at the option of the holder of this Note, without presentment, demand, protest or further notice of any kind (all of which are hereby expressly waived). Maker promises to pay on demand all costs of collection, including reasonable attorneys' fees, upon the occurrence of an Event of Default, whether suit be brought or not, with interest from the date paid at the Default Rate. Lender shall also be entitled to any other remedies which may be available hereunder, in the Loan Agreement or under any applicable law.

         (j) NO WAIVER. No course of dealing between Lender and any other party hereto or any failure or delay on the part of Lender in exercising any rights or remedies hereunder shall operate as a waiver of any rights or remedies of Lender under this or any other applicable instrument. No single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

         (k) LENDER'S RIGHTS AND REMEDIES: Upon the occurrence of an Event of Default, Lender will have the rights and remedies provided herein and in any other Loan Document (as defined in the Loan Agreement). After deducting all expenses incidental to or arising from the sale of any collateral, Lender shall apply the residue of the proceeds thereof to the payment of the indebtedness, returning the excess, if any, to Maker.

         (l) COSTS AND FEES. Maker shall pay all Lender's expenses of any nature, whether incurred in or out of court, and whether incurred before or after this Note shall become due at its maturity date or otherwise (including but not limited to reasonable attorneys' fees and costs) which Lender may determine to be reasonably necessary or proper in connection with the satisfaction of the indebtedness evidenced hereby or the preservation, protection of (including, but not limited to, the maintenance of adequate insurance) or the realization upon the collateral. All such sums shall be payable on demand, with interest at the rate set forth in Section 2(a) hereof, provided that any such costs expended after the occurrence of an Event of Default shall bear interest at the Default Rate. Lender is authorized to pay at any time and from time to time any or all of such expenses, add the

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amount of such payment to the amount of principal outstanding and charge interest thereon at the rate specified herein.

         (m) SUCCESSORS' RIGHTS. The purchaser, assignee, transferee or pledgee of this Note, the collateral, any guaranty and any other document (or any of them), sold, assigned, transferred, pledged or repledged by Lender, shall forthwith become vested with and entitled to exercise all the powers and rights given by this Note as if said purchaser, assignee, transferee or pledgee were originally named as Lender in this Note.

      8. WAIVER: Except as specifically provided for herein and in the Loan Documents (as defined in the Loan Agreement), Maker waives presentment and demand for payment, protest and notice of protest and non-payment, all applicable exemption rights, valuation and appraisement and notice of demand, and diligence in the bringing of suit or taking of any action to collect any sums owning hereunder or in proceeding against any of the rights and collateral securing payment hereof.

      9. SEVERABILITY: In the event one or more of the provisions contained in this Note or any other Loan Document shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note or such other Loan Document, but this Note and such other Loan Document shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

      10. DEFINITIONS: The term INDEBTEDNESS as used herein shall mean the indebtedness evidenced by this Note, including principal, interest and expenses whether contingent, now due or hereafter to become due, and whether heretofore or contemporaneously herewith or hereafter contracted.

      11. BUSINESS PURPOSE: Maker hereby declares, represents and warrants that the indebtedness evidenced hereby is made for the purpose of acquiring or carrying on a business or commercial enterprise.

      12. SAVINGS CLAUSE: It is expressly stipulated and agreed to be the intent of Maker and Lender at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under state law) and that this section shall control every other covenant and agreement in this Note and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note and the other Loan Documents, or if Lender's exercise of the option to accelerate the maturity of this Note, or if any prepayment by Maker results in Maker

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having paid any interest in excess of that permitted by applicable law, then it is Maker's and Lender's express intent that all excess amounts theretofore collected by Lender be credited on the principal balance of this Note (or, if this Note has been or would thereby be paid in full, refunded to Maker), and the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. All sums paid or agreed to be paid to Lender for the use, forbearance and detention of the indebtedness evidenced hereby and by the other Loan Documents shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the maximum rate permitted under applicable law from time to time in effect and applicable to the indebtedness evidenced hereby for so long as such indebtedness remains outstanding. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

       13. WAIVER OF TRIAL BY JURY: Maker agrees that any suit, action or proceeding, whether claim or counterclaim, brought or instituted by Lender on or with respect to this Note or any event, transaction or occurrence arising out of or in any way connected with the Loan Agreement or the dealing of the parties with respect thereto, shall be tried only by a court and not by a jury. EXCEPT TO THE EXTENT PROHIBITED BY APPLICABLE LAW, MAKER HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY MAKER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER OR ANY PAYEE IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY MAKER. Maker acknowledges and agrees that Lender would not enter into the Loan Agreement referenced above if this waiver of jury trial were not part hereof.

       14. CONTROLLING LAW: THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. MAKER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY COURT OF COMPETENT JURISDICTION LOCATED IN THE STATE OF MARYLAND IN CONNECTION WITH ANY PROCEEDING ARISING OUT OF

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OR RELATING TO THIS NOTE.  Maker agrees that service of any summons or complaint, and other process which may be served in any action, may be made by mailing via registered mail or delivering a copy of such process to Maker, and Maker hereby agrees that this submission to jurisdiction and consent to service of process are reasonable and made for the express benefit of Lender.

       15. ENTIRE AGREEMENT: The provisions of this Note and the Loan Documents may be amended or revised only an instrument in writing signed by Maker and Lender. This Note and all the other Loan Documents embody the final, entire agreement of Maker and Lender in respect to the loan transaction described herein and therein, and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the subject matter hereof and thereof and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of Maker and Lender. There are no oral agreements between Maker and Lender.

       16. PURPOSE OF LOAN: The Maker warrants and represents that the loan evidenced hereby is being made for business or investment purposes.

       17. SUBORDINATION: Maker acknowledges that the indebtedness evidenced by this Amended and Restated Note shall be deemed the Junior Note pursuant to the provisions of that certain Subordination Agreement dated as of November 25, 1998 by and among the Senior Leader (as defined therein), maker and Lender and recorded in the office of the Clerk of the Circuit Court of Arlington County, Virginia at Book 2941 Page 2095.

     IN WITNESS WHEREOF, the undersigned has caused this Note to be executed as of the day and the year first above written.

MAKER:

                                  ARLINGTON SQUARE LIMITED PARTNERSHIP,
                                       a Virginia limited Partnership


                                  By:  Arlington Square, Inc., a Virginia
                                       corporation, general partner

                                  By:  /s/ William N. Demas      (Seal)
                                     ----------------------------

                                  Name:    William N. Demas
                                       --------------------------

                                  Title:   President
                                        -------------------------


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     THIS IS TO CERTIFY that this is that certain Amended and Restated
Promissory Note described in the Second Modification to Deed of Trust and Security Agreement B securing said Promissory Note, said Amended and Restated Promissory Note and the Second Modification to Deed of Trust and Security Agreement B having been executed in my presence.

                                             /s/ Carolyn C. Boccabella
                                           ------------------------------
                                                 Notary Public

        CAROLYN C. BOCCABELLA
   NOTARY PUBLIC STATE OF MARYLAND
My Commission Expires November 1, 1999
































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